EXHIBIT 23
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                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference of our report, dated May 22, 2003, on the Financial Statements of Midwest Banc Holdings, Inc. 401(k) Plan and Trust ("the Plan") which is included in this Annual Report on Form 11-K for the year ended December 31, 2002 into Midwest Banc Holdings, Inc.'s Registration Statement on Form S-8 for the Plan.




                                                /s/ Crowe Chizek and Company LLC

Oak Brook, Illinois
June 27, 2003